                                  EXHIBIT 10.24

                             STOCK PLEDGE AGREEMENT

                  STOCK PLEDGE AGREEMENT dated as of July 22, 2000 made by Samuel J. Wohlstadter ("PLEDGOR"), to IGEN International, Inc., a Delaware corporation ("COMPANY"), to secure the obligations of Pledgor pursuant to the Promissory Note of even date herewith (the "NOTE") by and between Company and Pledgor.

                  WHEREAS, Pledgor is the owner of certain assets and properties including, without limitation, the shares of stock described on Schedule I hereto; and

                  WHEREAS, Pledgor expects to benefit directly and indirectly from the transactions pursuant to which the Note is being issued and is entering into this Agreement as a condition to those transactions and to Company agreeing to the terms of the Note, a form of which is attached hereto as EXHIBIT A;

                  NOW, THEREFORE, in consideration of the premises and in order, INTER ALIA, to induce Company to enter into the Note and the transactions pursuant to which the Note is being issued, Pledgor hereby agrees with Company for its benefit as follows:

                  SECTION 1. GRANT OF SECURITY. Pledgor hereby assigns and pledges to Company for its benefit, and hereby grants to Company for its benefit a first priority lien on, and security interest in, the following (collectively, the "COLLATERAL"), to the extent it is lawfully able to do so:

                  (a) all of Pledgor's right, title and interest in and to the shares of stock described on Schedule I hereto and made a part hereof, all increases or profits received therefrom, and all substitutions therefor ("PLEDGED STOCK"); and

                  (b) all proceeds of any and all of the foregoing Collateral, including, without limitation, proceeds that constitute property of the types described in clause (a) of this Section 1 and, to the extent not otherwise included, all (i) payments under any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

                  SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures the payment or performance of all obligations of Pledgor now or hereafter existing under the Note and this Agreement (such obligations being the "OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by Pledgor to Company under the Note and this Agreement.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

                  (a) Pledgor is the legal and beneficial owner of the Collateral free and clear of any encumbrance, except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Company.

                   (b) This Agreement and the pledge and assignment of the Collateral pursuant hereto create a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or reasonably desirable to perfect and protect such security interest have been duly taken.

                  (c) No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by Pledgor of the assignment and security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest) or (iii) for the exercise by Company of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

                  SECTION 4. FURTHER ASSURANCES. (a) Pledgor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that Company may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable Company to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) deliver and pledge to Company hereunder such certificate representing the Pledged Stock duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Company; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as Company may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby; and (iii) prepare, supplement or amend, and attach hereto, such additions to Schedule I hereto as Company may reasonably request from time to time to more particularly identify the Collateral, together with such amendments hereto, if any, as may be appropriate to incorporate the same herein.

                  (b) Pledgor hereby authorizes Company to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Pledgor will furnish to Company from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Company may reasonably request, all in reasonable detail.

                  (d) Pledgor will use its best efforts to secure any consents of third parties that may be necessary or reasonably appropriate in connection with (i) the perfection or enforcement of any security interest granted or contemplated to be granted hereunder, and (ii) in connection with any transfer of the Pledged Stock which may be required in accordance with the terms of this Agreement.

                  SECTION 5. PLEDGED STOCK. (a) So long as no Event of Default (as such term is defined in Section 10(e) hereof) has occurred and is continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Stock or any part thereof for any purpose not inconsistent with the terms of this Agreement; PROVIDED, HOWEVER, that Pledgor shall not exercise or refrain from exercising any such right if, in Company's reasonable judgment, such action would have a material adverse effect on the value of the Pledged Stock or any part thereof. Company shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise its voting and other rights as provided in the preceding sentence.

                  (b) If an Event of Default occurs, and so long as it continues, all of Pledgor's rights to exercise any voting or other consensual rights pertaining to the Pledged Stock or any part thereof shall cease, and all such rights shall thereupon become vested in Company, which shall thereupon have the sole right to exercise such voting and other consensual rights. In furtherance of the immediately preceding sentence, Pledgor irrevocably constitutes and appoints Company, effective upon the occurrence and during the continuance of an Event of Default, as Pledgor's proxy with full power, in the same manner, to the same extent and with the same effect as if Pledgor were to do the same, and whether or not the Pledged Stock has been transferred into the name of Company or its nominee: (i) to attend all meetings of stockholders of the issuer of the Pledged Stock (the "Issuer") and to vote the Pledged Stock at such meetings in such manner as Company shall, in its sole discretion, deem appropriate, including, without limitation, in favor of the liquidation of the Issuer; (ii) to consent, in the sole discretion of Company, to any and all action by or with respect to the Issuer for which the consent of the stockholders of such Issuer is or may be necessary or appropriate and without limitation, to do all things which Pledgor can or could do as a stockholder of the Issuer, giving to Company full power of substitution and revocation. Notwithstanding the foregoing, Company may, at its option upon notice to Pledgor, elect to postpone having its voting and other rights and the foregoing proxy become exercisable, even though an Event of Default has occurred and is continuing. The foregoing proxy shall terminate when this Agreement is no longer in full force and effect as hereinafter provided. Pledgor hereby revokes any proxy or proxies heretofore given by Pledgor to any person or persons whatsoever and agrees not to give any other proxies in derogation hereof until this Agreement is no longer in force and effect as hereinafter provided.

                  (c) All certificates representing the Pledged Stock shall be delivered to and held by, or on behalf of, Company and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Company. Pledgor hereby authorizes Company to transfer the Pledged Stock or any part thereof into Company's own name or that of its nominee so that Company or its nominee may appear of record as the sole owner thereof. In such event, Company and its nominee shall not be required to deliver to Pledgor, or to notify Pledgor of, any notices, statements or other communications received by Company or its nominee as such registered owner.

                  (d) So long as no Event of Default has occurred and is continuing, Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Stock; PROVIDED, HOWEVER, that any and all (i) dividends paid or payable other than in cash in respect of, and instruments, stock and other property received, receivable or otherwise distributed in respect of, upon the subdivision or combination of, or in exchange for, any Pledged Stock, (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Stock in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in respect to redemption of, or in exchange for, any Pledged Stock, shall be, and shall forthwith be delivered to Company to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of Company, be segregated from the other property or funds of Pledgor, and be delivered immediately to Company as Collateral in the form received (with any necessary endorsement). If Company receives any dividends that Pledgor is entitled to retain under this subsection, Company shall pay them promptly to Pledgor.

                  (e) If an Event of Default occurs, and so long as it continues, all of Pledgor's rights to receive and retain dividends in respect of the Pledged Stock shall cease, and such rights shall thereupon be vested in Company, which shall thereupon have the sole right to receive such dividends. Pledgor will not demand or receive any dividends in contravention of this subsection. If Pledgor receives any such dividends or other income without any demand by it, Pledgor shall receive them in trust for Company, shall segregate them from any other property or funds of Pledgor, and shall deliver them immediately to Company in the form received (with any necessary endorsement). Company may apply the net cash receipts from such dividends to payment of any of the Obligations provided that Company shall account for and pay over to the Pledgor any such dividends remaining after payment in full of the Obligations.

                  (f) Whether or not an Event of Default has occurred, Pledgor authorizes Company: (i) to receive any increase in or profits on the Pledged Stock (which, for the purposes hereof, shall not include cash dividends) and to hold the same as part of the Pledged Stock; and (ii) to receive any payment or distribution on the Pledged Stock upon redemption by, or dissolution and liquidation of, the Issuer; to surrender the Pledged Stock or any part thereof in exchange therefor; and (iii) to hold the net cash receipts from any such payment or distribution as part of the Pledged Stock.

                  (g) If Pledgor receives any such increase, profits, payments or distributions, Pledgor will receive and deliver the same promptly to Company on the same terms and conditions set forth in the proviso to the first sentence of subsection (d) above respecting certain dividends or other distributions, to be held by Company as part of the Collateral.

                  SECTION 6. TRANSFERS AND OTHER ENCUMBRANCES. Pledgor shall not
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any Encumbrance upon or with respect to any of the Collateral except for the pledge, assignment and security interest created by this Agreement or permitted pursuant to the Note.

                  SECTION 7. COMPANY APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Company as its attorney-in-fact, with full authority in its place and stead and in its name or otherwise, upon the occurrence and continuation of an Event of Default, to take any action and to execute any instrument that Company may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above, and

                  (c) to file any claims or take any action or institute any proceedings that Company may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Company with respect to any of the Collateral.

                  SECTION 8. COMPANY MAY PERFORM. If Pledgor fails to perform any agreement contained herein, Company may itself perform, or cause performance of, such agreement, and the reasonable expenses of Company incurred in connection therewith shall be payable by Pledgor under Section 11(b).

                  SECTION 9. COMPANY'S DUTIES. The powers conferred on Company hereunder are solely to protect the interest of Company in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Company shall have no duty as to any Collateral, whether or not Company has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. Company shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

                  SECTION 10. REMEDIES. If any Event of Default shall have occurred and be continuing:

                  (a) Company may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of Delaware at such time (the "UNIFORM COMMERCIAL CODE") (whether or not the Uniform Commercial Code applies to the affected Collateral) and also may (i) require Pledgor to, and Pledgor hereby agrees that it will at its expense and upon request of Company, forthwith, assemble all or part of the Collateral as directed by Company and make it available to Company at a place to be designated by Company that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Company's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Company may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Company shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Company may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by Company in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Company, be held by Company as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Company pursuant to Section 11) in whole or in part by Company for its benefit against all or any part of the Obligations and, with respect to principal and interest, in such order as Company shall elect. Any surplus of such cash or cash proceeds held by Company and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) Company may exercise any and all rights and remedies of Pledgor in respect of the Collateral.

                  (d) All payments received by Pledgor in respect of the Collateral shall be received in trust for the benefit of Company, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Company in the same form as so received (with any necessary endorsement).

                  (e) For the purposes of this Agreement, an Event of Default shall mean (i) default in the due observance or performance of any covenant or agreement on the part of Pledgor contained herein, which default shall have continued for a period of twenty-one (21) days after notice thereof from Company; (ii) any warranty or representation made by Pledgor to Company in this Agreement shall be incorrect in any material respect; or (iii) an Event of Default as defined in the Note of even date herewith by the Pledgor in favor of Company.

                  SECTION 11. INDEMNITY AND EXPENSES. (a) Pledgor agrees to indemnify Company from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of, or preservation of rights under, this Agreement), except claims, losses or liabilities resulting from Company's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

                  (b) Pledgor will upon demand pay to Company the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Company may actually incur in connection with (i) the administration of this Agreement outside of the ordinary course, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Company hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

                  Without prejudice to the survival of any other agreement of Pledgor hereunder, the agreements and obligations of Pledgor contained in this
Section 11 shall survive the payment in full and complete performance of the Obligations hereunder for a period of two (2) years.

                  SECTION 12. AMENDMENTS; WAIVERS; ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Company to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                  SECTION 13. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile, telegraphic, telex or cable communication) and, mailed, telegraphed, faxed, telexed, cabled or delivered to Pledgor or to Company, as the case may be, in each case addressed to it at its address specified below or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telecopied be effective (a) in the case of the mails, the earlier of receipt or five (5) days after the date when deposited in the mails, and (b) otherwise, when telecopied, addressed as aforesaid.

                  SECTION 14. CONTINUING SECURITY INTEREST; ASSIGNMENTS. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of the cash payment in full of principal and interest amounts due under the Note and complete performance of the Obligations, (b) be binding upon Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of Company hereunder, to the benefit of Company, its permitted successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Company may assign or otherwise transfer all or any portion of its rights and obligations hereunder to any other person or entity, as the case may be, in each case addressed to it at its address specified person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Company herein or otherwise, in each case, as provided in the Note.

                  SECTION 15. RELEASE AND TERMINATION. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Note and this Agreement, Company will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; PROVIDED, HOWEVER, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing, (ii) Pledgor shall have delivered to Company, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by Company and a certification by Pledgor to the effect that the transaction is in compliance with the Note and this Agreement and as to such other matters as Company may request, and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with the Note and this Agreement shall be paid to, or in accordance with the instructions of, Company at the closing.

                  (b) Upon cash payment in full and complete performance of the Obligations, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Company will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

                  SECTION 16. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than such state. Unless otherwise defined herein or in the Note, terms used in Article 9 of the Uniform Commercial Code are used herein as therein defined.

                  SECTION 17. SEVERABILITY. If any clause or provision of this Agreement shall be held invalid or unenforceable, in whole or in part, neither the remaining provisions of this Agreement nor application of such provision to any other person or circumstances shall be affected thereby, and the remaining provisions of this Agreement, or the applicability of such other provision to other persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable law.

                  SECTION 18. WAIVER OF JURY TRIAL. EACH OF PLEDGOR AND COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE NOTE OR THIS AGREEMENT, THE ACTION OF ANY AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.

                                     PLEDGOR

                                     /s/ SAMUEL J. WOHLSTADTER
                                     -----------------------------
                                     Name:  Samuel J. Wohlstadter

                                     ADDRESS:
                                     16020 Industrial Drive
                                     Gaithersburg, MD 20877



                                     COMPANY

                                       By: /s/ George Migousky
                                         -------------------------
                                         Name: George Migousky
                                         Title: Chief Financial Officer

                                     ADDRESS:
                                     16020 Industrial Drive
                                     Gaithersburg, MD 20877


                                   SCHEDULE I

                                THE PLEDGED STOCK


                                NUMBER OF                           CERTIFICATE
                        SHARES OF COMPANY STOCK                        NUMBER
                        -----------------------                     -----------




